SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549


                                 Form 8-K

                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported): December 16, 2000
                                                     -----------------



                          GENESEE & WYOMING INC.
                          ----------------------
           (Exact Name of registrant specified in its charter)

           Delaware                   0-20847                 06-0984624
           --------                   -------                 ----------
 (State or other Jurisdiction    (Commission File          (I.R.S. Employer
      of Incorporation)               Number)            Identification No.)


                           66 Field Point Road
                       Greenwich, Connecticut 06830
                 (Address of principal executive offices)
                  --------------------------------------
              Registrant's telephone number: (203) 629-3722

Item 2.  Acquisition or Disposition of Assets.
         ------------------------------------

     On December 16, 2000, Australian Railroad Group Pty Ltd ("ARG"), a newly formed joint venture of Genesee & Wyoming Inc. ("GWI"), completed the acquisition of Westrail Freight Division ("Westrail Freight") from the government of Western Australia for approximately $334,425,000, including working capital. ARG is a joint venture owned 50% by GWI's wholly owned Australian subsidiary and 50% by Wesfarmers Limited ("Wesfarmers"), a public corporation based in Perth, Western Australia. Westrail Freight is composed of the freight operations of the formerly state-owned railroad of Western Australia. Following the acquisition, ARG intends to continue to use the assets of Westrail Freight for the same purposes to which they were previously devoted. Prior to the acquisition, Westrail Freight had been charged fees by the government of Western Australia for access to the track network over which the railroad operates. As a part of the acquisition, ARG assumed the rights to such access and, when such access is granted to third parties, ARG will charge those parties for such access.

     To complete the acquisition, GWI contributed its formerly wholly-owned subsidiary, Australia Southern Railroad ("ASR"), to ARG along with GWI's interest in the Asia Pacific Transport Consortium ("APTC"), a consortium selected to construct and operate the Alice Springs to Darwin railway line in the Northern Territory of Australia. APTC is currently expected to reach financial close in 2001. ARG is now the largest private rail operator in Australia with its combined freight operations, including those of ASR and Westrail Freight, serving the western half of the Australian continent. GWI will account for its 50% ownership in ARG under the equity method of accounting and has therefore deconsolidated ASR from its consolidated financial statements.

     In addition to the contribution of ASR and APTC to ARG, GWI contributed $21,370,000 of cash while Wesfarmers contributed $64,235,000 of cash, including $8,167,000 which represents a long-term non-interest bearing note to match a similar note due to GWI from ASR at the date of the transaction. ARG also received $258,590,000 in acquisition debt and $59,890,000 of construction and working capital facilities from Bank of America and the Australia and New Zealand Banking Group Limited. A portion of the debt was used to refinance $7,080,000 of existing bank debt of ASR. Should APTC reach financial close and meet other conditions as specified in the agreement between GWI and Wesfarmers, GWI would receive additional compensation.

     To fund its cash investment in ARG, GWI also completed a private placement of Redeemable Convertible Preferred Stock (the "Convertible Preferred") with the 1818 Fund III, L.P. (the "Fund") managed by Brown Brothers Harriman & Co. GWI exercised its option to fund $20,000,000 of a possible $25,000,000 in gross proceeds from the Convertible Preferred. The Fund also received an option to invest an additional $5,000,000 in GWI provided that the Company completes future acquisitions with an aggregate purchase price greater than $25,000,000. The Convertible Preferred has a conversion price of $23.00 per share, a cash coupon of

4.0%, is callable by GWI in four years, and is mandatorily redeemable at face value plus unpaid accrued dividends after eight years.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

     (a)-(b)Financial statements of business acquired and pro forma financial information and exhibits.

     The audited financial statements and unaudited pro forma financial statements are included herein as Exhibit 99.5.

     (c)  Exhibits.

     The exhibits listed below and in the accompanying Exhibit Index are filed as part of this Current Report on Form 8-K.

     EXHIBIT NO.                    DESCRIPTION

          2.1 Agreement for sale of Business dated December 16, 2000 among The Hon Murray Criddle MLC, The Western Australian Government Railways Commission, The Hon Richard Fairfax Court MLA, Westrail Freight Employment Pty Ltd, AWR Holdings WA Pty Ltd, Australian Western Railroad Pty Ltd, WestNet StandardGauge Pty Ltd, WestNet NarrowGauge Pty Ltd, AWR Lease Co. Pty Ltd, and Australian Railroad Group Pty Ltd.

          99.1 Westrail Freight Bidding and Share Subscription Agreement dated October 25, 2000 among Wesfarmers Railroad Holdings Pty Ltd, Wesfarmers Limited, GWI Holdings Pty Ltd, Genesee & Wyoming Inc., and Genesee & Wyoming Australia Pty Ltd.

          99.2 Shareholders Agreement, dated December 15, 2000, among Wesfarmers Holdings Pty Ltd, GWI Holdings Pty Ltd, and Australian Railroad Group Pty Ltd.

          99.3      Rail Freight Corridor Land Use Agreement
                    (NarrowGauge) and Railway Infrastructure Lease dated December 16, 2000, among The Hon Murray Criddle MLC, The Western Australian Government Railways Commission,
                    The Hon Richard Fairfax Court MLA, WestNet
                    NarrowGauge Pty Ltd, Australia Western Railroad Pty
                    Ltd, and Australian Railroad Group Pty Ltd.

          99.4      Rail Freight Corridor Land Use Agreement
                    (StandardGauge) and Railway Infrastructure Lease dated December 16, among The Hon Murray Criddle MLC, The Western Australian Government Railways Commission,

                    The Hon Richard Fairfax Court MLA, WestNet
                    StandardGauge Pty Ltd, Australia Western Railroad Pty Ltd, and Australian Railroad Group Pty Ltd.

          99.5 Audited financial statements and unaudited pro forma financial statements.

                                SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  GENESEE & WYOMING INC.
                                  -----------------------
                                  (Registrant)


                                  By:   /s/   John C. Hellmann
                                      ----------------------------
                                  Name:    John C. Hellmann
                                  Title:   Chief Financial Officer


March 2, 2001

                            INDEX TO EXHIBITS


         Exhibit Number           Description
         --------------           -----------

             2.1 Agreement for sale of Business dated December 16, 2000 among The Hon Murray Criddle MLC, The Western Australian Government Railways Commission, The Hon Richard Fairfax Court MLA, Westrail Freight Employment Pty Ltd, AWR Holdings WA Pty Ltd, Australian Western Railroad Pty Ltd, WestNet StandardGauge Pty Ltd, WestNet NarrowGauge Pty Ltd, AWR Lease Co. Pty Ltd, and Australian Railroad Group Pty Ltd.

            99.1 Westrail Freight Bidding and Share Subscription Agreement dated October 25, 2000 among Wesfarmers Railroad Holdings Pty Ltd, Wesfarmers Limited, GWI Holdings Pty Ltd, Genesee & Wyoming Inc., and Genesee & Wyoming Australia Pty Ltd.

            99.2 Shareholders Agreement, dated December 15, 2000, among Wesfarmers Holdings Pty Ltd, GWI Holdings Pty Ltd, and Australian Railroad Group Pty Ltd.

            99.3 Rail Freight Corridor Land Use Agreement (NarrowGauge) and Railway Infrastructure Lease dated December 16, 2000, among The Hon Murray Criddle MLC, The Western Australian Government Railways Commission, The Hon Richard Fairfax Court MLA, WestNet NarrowGauge Pty Ltd, Australia Western Railroad Pty Ltd, and Australian Railroad Group Pty Ltd.

            99.4 Rail Freight Corridor Land Use Agreement (StandardGauge) and Railway Infrastructure Lease dated December 16, among The Hon Murray Criddle MLC, The Western Australian Government Railways Commission, The Hon Richard Fairfax Court MLA, WestNet StandardGauge Pty Ltd, Australia Western Railroad Pty Ltd, and Australian Railroad Group Pty Ltd.

            99.5 The following audited financial statements of Westrail Freight Division are set forth in Exhibit 99.5: Profit and Loss Statement for the years ended 30 June 2000, 1999 and 1998; Balance Sheet as of 30 June 2000 and

                              1999; Statement of Cash Flows for the years ended 30 June 2000 and 1999.The following unaudited pro forma financial statements of Genesee & Wyoming Inc. are set forth in
                              Exhibit 99.5: Pro Forma Consolidated Balance
                              Sheet as of September 30, 2000; Pro Forma
                              Consolidated Statement of Income for the year ended December 31, 1999; Pro Forma Consolidated Statement of Income for the nine months ended September 30, 2000.